MANITEX INTERNATIONAL, INC. (NASDAQ: MNTX) Fourth Quarter Earnings Conference Call March 14, 2019 Exhibit 99.2

Safe Harbor Statement under the U.S. Private Securities Litigation Reform Act of 1995: This presentation contains statements that are forward-looking in nature which express the beliefs and expectations of management including statements regarding the Company’s expected results of operations or liquidity; statements concerning projections, predictions, expectations, estimates or forecasts as to our business, financial and operational results and future economic performance; and statements of management’s goals and objectives and other similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “we believe,” “we intend,” “may,” “will,” “should,” “could,” and similar expressions. Such statements are based on current plans, estimates and expectations and involve a number of known and unknown risks, uncertainties and other factors that could cause the Company's future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward-looking statements. These factors and additional information are discussed in the Company's filings with the Securities and Exchange Commission and statements in this presentation should be evaluated in light of these important factors. Although we believe that these statements are based upon reasonable assumptions, we cannot guarantee future results. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. FORWARD-LOOKING STATEMENT & NON-GAAP MEASURES NASDAQ : MNTX

Q4 and FY2018 Update NASDAQ : MNTX3 Q4 Net revenues down 6% to $60.6 million, FY 2018 net revenues up 14% to $242.1 million Q4 EBITDA $(5.2) million, as adjusted $3.5 million – up 13% FY 2018 EBITDA $4.8 million, as adjusted $17.4 million – up 26% Record low net debt level at $48.5 million as of December 31, 2018 Backlog as of February 28, 2019 was $80 million, up 30% from Q4 2017 Book to bill ratio was 1.10:1 in Q4 2018 Continued progress with Tadano partnership in expanding PM’s international distribution – Commercial Collaboration Agreement signed in January 2019 and first stock order received from Tadano in February 2019

Q4 Operating Results * See reconciliation to US GAAP on appendix.4

FY2018 Operating Results * See reconciliation to US GAAP on appendix.5

Net Debt - Update Q4 2018 NASDAQ : MNTX USD millions Q4 2018 Q3 2018 Q2 2018 Q1 2018 Working capital borrowings $22.7 $21.5 $24.3 $25.9 Bank term debt 23.1 26.7 26.8 28.0 Capital leases 5.5 5.6 5.7 5.8 Convertible notes 21.7 21.6 21.5 21.4 Revolver - - - 12.5 Total debt $73.0 $75.3 $78.3 $93.6 Total cash and marketable equity securities $24.5 $25.9 $27.2 $10.3 Net debt $48.5 $49.4 $51.1 $83.3

Appendix-Reconciliations NASDAQ : MNTX Reconciliation of GAAP Net Income (loss) From Continuing Operations Attributable to Shareholders of Manitex International to Adjusted Net Income (loss) From continuing operations Attributable to Shareholders of Manitex International (in thousands) * All references in this release to financial results of periods ending prior to the third quarter of 2017 reflect such results as restated pursuant to the recently completed restatement of such periods.

Appendix-Reconciliations NASDAQ : MNTX Reconciliation of GAAP Operating Income From Continuing Operations to Adjusted EBITDA (in thousands) * All references in this release to financial results of periods ending prior to the third quarter of 2017 reflect such results as restated pursuant to the recently completed restatement of such periods.

APPENDIX-2018 Pretax Adjustments NASDAQ : MNTX * All references in this release to financial results of periods ending prior to the third quarter of 2017 reflect such results as restated pursuant to the recently completed restatement of such periods. 9

MANITEX INTERNATIONAL, INC. (NASDAQ: MNTX) Fourth Quarter Earnings Conference Call March 14, 2019